United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form  8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

November 28, 2022

Date of Report (Date of earliest event reported)

Oyster Enterprises Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39910	85-3607783
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

777 South Flagler Drive, Suite 800W West Palm Beach, FL	33401
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 888-5500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, par value $0.0001 per share, and one-half of one redeemable warrant to purchase one share of Class A common stock	OSTRU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	OSTR	The Nasdaq Stock Market LLC
Redeemable warrants, each exercisable for one share of Class A common stock at an exercise price of $11.50 per share, subject to adjustment	OSTRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On November 28, 2022, Oyster Enterprises Acquisition Corp., a Delaware corporation (the “Company”), filed a definitive proxy statement relating to a special meeting of stockholders to approve (i) an amendment (the “Charter Amendment”) to the Company’s Amended and Restated Certificate of Incorporation (the “Charter Amendment Proposal”) and (ii) an amendment to the Investment Management Trust Agreement, dated January 19, 2021, by and between the Company and Continental Stock Transfer & Trust Company, a New York corporation, as trustee (together with the Charter Amendment Proposal, the “Proposals”), which would, if implemented, allow the Company to redeem all of its issued and outstanding shares of Class A common stock, par value $0.0001 per share (the “Public Shares”), in advance of the Company’s original termination date of January 22, 2023 by changing the date by which the Company must cease all operations, except for the purpose of winding up, if it fails to consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination (each, a “Business Combination”) from January 22, 2023 to the later of (x) December 19, 2022 or (y) the date of the effectiveness of the Charter Amendment pursuant to the General Corporation Law of the State of Delaware (the “Amended Termination Date”).

If the Proposals are approved, and because the Company will not be able to complete an initial Business Combination by the Amended Termination Date, the Company will be obligated to redeem all of its issued and outstanding Public Shares as promptly as reasonably possible but not more than ten business days after the Amended Termination Date (the “Mandatory Redemption”). The Company expects to complete the Mandatory Redemption on or around December 22, 2022, if stockholders approve the Proposals. Additionally, the last day of trading of the Public Shares will be December 19, 2022, if stockholders approve the Proposals.

The virtual special meeting will be held on Monday, December 19, 2022 at 11:00 a.m. Eastern Time, and the record date for the meeting is the close of business on November 21, 2022.

Forward-Looking Statements

Certain statements included in this Current Report on Form 8-K are “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, statements regarding the Company’s anticipated redemption, liquidation and dissolution, and involve risks and uncertainties that could cause actual results to differ materially from those expected and projected. Words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and variations and similar words and expressions are intended to identify such forward-looking statements. Such forward-looking statements relate to future events or future performance, but reflect management’s current beliefs, based on information currently available. A number of factors could cause actual events, performance or results to differ materially from the events, performance and results discussed in the forward-looking statements. For information identifying important factors and risks that could cause actual results to differ materially from those anticipated in the forward-looking statements, please refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, subsequent Quarterly Reports on Form 10-Q and other documents the Company has filed with the U.S. Securities and Exchange Commission (the “SEC”), as amended from time to time. Copies of the Company’s filings with the SEC are available publicly on the SEC’s website at www.sec.gov.

Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligations to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. The inclusion of any statement in this Current Report on Form 8-K does not constitute an admission by the Company or any other person that the events or circumstances described in any such statement are material.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 28, 2022

OYSTER ENTERPRISES ACQUISITION CORP.

By:	/s/ Heath B. Freeman
Name: Heath B. Freeman
Title: Chief Executive Officer